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                                                                    EXHIBIT 10.5



                              EMPLOYMENT AGREEMENT
                               Amendment Number 1


                  THIS EMPLOYMENT AGREEMENT AMENDMENT NUMBER 1 ("Amendment") dated as of January 1, 2005, is made between Harris Interactive Inc., a Delaware corporation ("Company"), and Gregory T. Novak ("Executive"). This Amendment amends the Employment Agreement between the Company and the Executive dated as of April 1, 2004 (the "Agreement").

                  1. A new Section 4.9(c) is hereby added to the Agreement to read as follows:

                  If all or any portion of the payments or other benefits paid or payable to Executive under this Agreement and under any other plan, program or agreement of the Company or its affiliates, in each case, however, in connection with or after a Change of Control, are determined to constitute an excess parachute payment within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and as it may be amended on or after the date of this Agreement (the "Code"), and results in the imposition on Executive of an excise tax under Section 4999 of the Code, then, in addition to any other benefits to which Executive is entitled under this Agreement, Harris shall pay to Executive an amount equal to the sum of
                  (i) the excise taxes payable by Executive by reason of receiving excess payments; and (ii) a gross-up amount necessary to offset any and all applicable federal, state, and local excise, income, or other taxes incurred by Executive by reason of Harris's payment of the excise tax described in (i) above.

                  2. All other terms of the Agreement shall remain in full force and effect.

                  IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.


HARRIS INTERACTIVE INC.



By:        /s/ Robert E. Knapp
         ------------------------
Title:   Chief Executive Officer



  /s/ Gregory T. Novak
--------------------------------
      GREGORY T. NOVAK